UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  April 29, 2009

ACME PACKET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33041	04-3526641
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

71 Third Avenue
Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(781) 328-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 29, 2009, Acme Packet, Inc., a Delaware corporation (“Acme Packet”), Covergence, Inc., a Delaware corporation (“Covergence”), PAIC Midco Corp., a Delaware corporation and a wholly-owned subsidiary of Acme Packet (“PAIC”), CIAP Merger Corp., a Delaware corporation and wholly-owned subsidiary of PAIC (“CIAP”) and the stockholder representative named therein entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Acme Packet acquired Covergence for approximately $22.8 million,  consisting of approximately $22.2 million of Acme Packet common stock, $20,000 in cash payments to the stockholders of Covergence and the payment of withholding taxes due for James Moran, the former Chief Executive Officer of Covergence, of approximately $578,000.  Pursuant to the Merger Agreement, the acquisition of Covergence occurred by the merger of CIAP with and into Covergence effective as of April 30, 2009.  As a result, Covergence became an indirect, wholly-owned subsidiary of Acme Packet.  Covergence is an emerging, innovative provider of software-based session border controllers for delivering VoIP/IP telephony, Unified Communications and Service-Orientated Architecture applications within global 1000 enterprises.

Fifteen percent (15%) of the shares issued were placed into escrow pursuant to the terms of the Merger Agreement.  Of the shares placed in escrow, one-third of the shares are subject to release within four months after the date of the Merger Agreement and two-thirds of the shares are subject to release within one year after the date of the Merger Agreement.

Acme Packet has agreed to use commercially reasonable efforts to file a registration statement on Form S-3 covering the resale of the shares issued in connection with the merger within thirty (30) days of the date of the Merger Agreement and to use commercially reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission within sixty (60) days of filing the registration statement.

The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K as Exhibit 2.1 to provide information regarding the terms of the agreements.  Such agreements and the summaries of such agreements as set forth herein are not intended to modify or supplement any factual disclosures about Acme Packet or Covergence in Acme Packet’s public reports filed with the Securities and Exchange Commission. In particular, the Merger Agreement and the related summaries are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Acme Packet and Covergence. The representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party would have had the right not to close the Merger Agreement if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders. The foregoing descriptions of the Merger Agreement do not purport to be complete, and are qualified in their entirety by reference to such agreements, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities

Pursuant to the Merger Agreement discussed in Item 2.01 above, on April 30, 2009, Acme Packet issued 2,874,390 shares of its common stock to the former stockholders of Covergence and James Moran, former Chief Executive Officer of Covergence, in reliance upon the exemption from registration provided by Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. As noted above, Acme

Packet delivered such shares as partial payment of the merger consideration for the acquisition of Covergence.

Item 8.01.  Other Events

On April 30, 2009, Acme Packet issued a press release to announce its acquisition of Covergence.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Acme Packet Safe Harbor Statement

Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate, among other things, to Acme Packet’s position in the session border control market, its expected financial and operating results, the expectations regarding the acquisition of Covergence, its ability to establish and maintain intellectual property rights, the ability to build and grow Acme Packet, the benefits and advantages of its products, including any enhancements or new features, services and programs, and Acme Packet’s ability to achieve its goals, plans and objectives. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause Acme Packet’s actual results to differ materially from those anticipated. These include, but are not limited to: difficulties in growing its customer base, difficulties leveraging market opportunities, difficulties providing solutions that meet the needs of customers, poor product sales, long sales cycles, difficulty developing new products, difficulty in relationships with vendors and partners, higher risk in international operations, difficulty managing rapid growth, and increased competition. Additional factors that could cause actual results to differ materially form those projected or suggested in any forward-looking statements are contained in Acme Packet’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

The financial statements required by Item 2.01 of this Current Report on Form 8-K shall be filed by amendment within 71 calendar days after the filing date.

(b)  Pro Forma Financial Information

The pro forma financial information required by Item 2.01 of this Current Report on Form 8-K shall be filed by amendment within 71 calendar days after the filing date.

(d)  Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger dated as of April 29, 2009 by and among Acme Packet, Inc., PAIC Midco Corp., CIAP Merger Corp., Covergence, Inc. and the stockholder representative named therein

99.1	Press release dated April 30, 2009 entitled “Acme Packet Acquires Covergence”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2009

Acme Packet, Inc.

By:	/s/ Peter J. Minihane
Name: Peter J. Minihane
Title: Chief Financial Officer and Treasurer